UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 9, 2023
(Date of earliest event reported)

APPLIED DIGITAL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-31968	95-4863690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Boulevard,	Suite 2100,	Dallas,	Texas	75219
(Address of principal executive offices)				(Zip Code)
214-427-1704
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APLD	Nasdaq Global Select Market

Item 5.07. Submission of Matters to a Vote of Security Holders.
On November 9, 2023, the Company held its Annual Meeting. At the Annual Meeting, the stockholders voted on (i) the election of seven director nominees (Proposal 1), (ii) the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2), and (iii) the approval, on an advisory basis, of the compensation of the Company’s named executive officers (Proposal 3). Each of the proposals is described in more detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on September 29, 2023. The results of the votes are set forth below.
Proposal 1
The stockholders voted in favor of the election of the following director nominees as directors for a term of office expiring at the Company’s 2024 Annual Meeting of Stockholders and, in each case, until his or her successor is duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Wes Cummins	61,117,049	2,941,478	20,384,539
Douglas Miller	57,934,664	6,123,863	20,384,539
Kelli McDonald	59,984,353	4,074,174	20,384,539
Virginia Moore	58,042,472	6,016,055	20,384,539
Chuck Hastings	57,659,903	6,398,624	20,384,539
Richard Nottenburg	59,105,542	4,952,985	20,384,539
Kate Reed	62,271,998	1,786,529	20,384,539
Proposal 2
The stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2024.

For	Against	Abstain	Broker Non-Votes
84,263,067	85,109	94,890	—
Proposal 3
The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
55,041,649	7,898,511	1,118,367	20,384,539

SIGNATURES
Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLIED DIGITAL CORPORATION

Date:	November 13, 2023	By:	/s/ David Rench
David Rench Chief Financial Officer (Principal Financial Officer)